UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2019 (May 6, 2019)

ALR TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-30414

(Commission File No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of principal executive offices) (Zip Code)

(804) 554-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 6, 2019, ALR Technologies Inc. (“the Company”) granted the option to acquire 13,000,000 shares of common stock (“Option Shares”) at a price of $0.035 per share for a term of five years to three (3) members of the board of directors of the Company. The Option Shares were granted as follows:

Optionee	Position	Exercise Price	Option Shares
Dr. Alfonso Salas	Independent member of the Board of Directors	$0.035	4,000,000
Ronald Cheng	Independent member of the Board of Directors	$0.035	4,500,000
Peter Stafford	Independent member of the Board of Directors	$0.035	4,500,000

Completion of the option grants is subject to each individual executing an option agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of May, 2019.

ALR TECHNOLOGIES INC.

BY:	“Sidney Chan”
Sidney Chan
Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and Director